                    ASSIGNMENT OF LESSEE'S INTEREST IN LEASE
                            AND ASSUMPTION AGREEMENT


     THIS AGREEMENT, effective the ___ day of _____________, 1996, by and between Goldmark, Inc., an Indiana corporation whose address is 5835 West 10th Street, Indianapolis, IN 46224, hereinafter called "Assignor", Wigest Corporation, an Indiana corporation, whose address is 6535 East 82nd Street, Suite 106, Indianapolis, IN 46250, hereinafter called "Assignee", and Royale Investments, Inc., a Minnesota corporation, whose address is 3430 List Place, Minneapolis, MN 55416-4547, hereinafter called "Lessor",

     WITNESSETH for value received the parties agree as follows:

     Assignor hereby conveys, transfers and assigns to Assignee all of its right, title and interest in and to that certain Building Lease dated July 2, 1991 by and between Assignor, as lessee, and Super Valu Stores, Inc., a Delaware corporation, now known as SUPERVALU INC., as the original lessor, to Assignee. Lessor herein has succeeded to the lessor's interest in the Building Lease pursuant to an acquisition thereof in 1992. Said Building Lease was amended by a First Amendment to Lease dated as of June 25, 1992, and the Building Lease, as
amended, is hereinafter referred to as the "Lease".   The Lease demises all of
the real estate ("Premises") described on Exhibit "A" attached hereto, subject to the terms and conditions hereof. A Short Form Lease dated November 2, 1992, evidencing said Lease was recorded in the office of the Marion County Recorder, Indiana, on November 27, 1992, as Instrument No. 91-123140 all as further subject to the terms and conditions of the Subordination, Non-Disturbance and Attornment dated June 25, 1992, and recorded as Instrument No. 92-83882.

     Assignor does hereby covenant with Assignee that it has good right to sell, assign and transfer Assignor's interest in the Lease and that said interest is free from all encumbrances except as specified on Exhibit "B" attached hereto and made a part hereof. Additionally, Assignor will warrant and defend this assignment and Assignor's interest assigned hereby to Assignee, its successors and assigns, against each and every person or persons lawfully claiming or to claim against same, subject only to the encumbrances hereinbefore mentioned.

     Further, Assignor does hereby represent and warrant to Assignee that Assignor has taken all necessary corporate action required to fully authorize execution and delivery of this Assignment and future performance hereunder, and that said execution, delivery or performance does not and will not contravene, violate or cause a default under any agreement, corporation by-law, article of incorporation, certificate of incorporation or other organizational document to which Assignor or its shareholders, officers or directors are bound in connection with the formation and/or operation of Assignor as a legal entity.

     This Assignment and Assumption shall constitute a perfected, absolute and present assignment and assumption. From and after the date hereof, Assignee is and shall be entitled to enforce the Lease the same as Assignor might or could have done were this Agreement not executed, but at the sole cost and expense of Assignee. Assignee is and shall be obligated to perform and discharge, and does hereby assume and undertake to perform and discharge, all obligations, duties or liabilities required of the Assignor under said Lease as far as the Lessor is concerned whether such obligations, duties, or liabilities arose prior to or subsequent to the date hereof.

     Lessor does hereby consent to the above assignment and assumption and does hereby attorn to and recognize Assignee as its lessee pursuant to the Lease from and after the date hereof.

     Assignor shall and does hereby agree to indemnify and hold harmless Assignee from any and all liability, loss or damage which Assignee may or might incur under said Lease by reason of events occurring on or prior to the date hereof and from any and all claims and demands whatsoever which may be asserted against Assignee by reason of any obligations or undertaking on Assignor's part to perform or discharge on or prior to the date hereof pursuant to any of the terms, covenants or agreements contained in said Lease. In the event the Assignee shall incur any such liability, or in the defense of any such claims or demands, then the amount thereof (including costs, expenses and reasonable attorneys' fees) shall be payable by Assignor and Assignor shall reimburse the Assignee therefore immediately upon demand.

     Assignee shall and does hereby agree to indemnify and hold harmless Assignor from any and all liability, loss or damage which Assignor may or might incur under said Lease by reason of events occurring after the date hereof and from any and all claims and demands whatsoever which may be asserted against Assignor by reason of any obligations or undertaking on Assignee's part to perform or discharge after the date hereof pursuant to any of the terms, covenants or agreements contained in said Lease. In the event the Assignor shall incur any such liability, or in the defense of any such claims or demands, then the amount thereof (including costs, expenses and reasonable attorneys' fees) shall be payable by Assignee and Assignee shall reimburse the Assignor therefore immediately upon demand. Assignee does hereby attorn to and recognize Lessor as its lessor pursuant to the Lease from and after the date hereof.

     This Agreement may be executed in counterparts, and when so executed shall constitute one agreement, binding on all parties, hereto, notwithstanding that they are not signatory to the original or same counterpart.

     IN WITNESS WHEREOF, the parties have executed this Agreement this ___ day of _________________, 1996.


                                   ASSIGNOR:


                                   Goldmark Inc., an Indiana corporation

                                   By:
                                       ------------------------------------
                                       Mark M. Murphy
                                       Its President





STATE OF INDIANA              )
                              )ss.
COUNTY OF MARION              )

     The foregoing instrument was acknowledged before me this ___ day of _____________, 1996, by Mark M. Murphy, the President of Goldmark Inc., an Indiana corporation on behalf of said corporation.

                                                    ----------------------------
                                                                   Notary Public

                                   ASSIGNEE:


                                   Wigest Corporation, an Indiana corporation

                                   By:
                                      ------------------------------------------

                                     Its:
                                         ---------------------------------------





STATE OF INDIANA              )
                              )ss.
COUNTY OF MARION              )

     The foregoing instrument was acknowledged before me this ___ day of ____________, 1996, by ______________________, the _____________________ of
Wigest Corporation, a Indiana corporation, on behalf of said corporation.


                              ------------------------------
                                 Notary Public

                                   LESSOR:


                                   Royale Investments, Inc., a Minnesota
                                   corporation

                                   By:
                                       -----------------------------------------

                                        Its:
                                             -----------------------------------




STATE OF MINNESOTA            )
                              )ss.
COUNTY OF HENNEPIN            )

     The foregoing instrument was acknowledged before me this ___ day of____________, 1996, by ______________________, the ______________________ of
Royale Investments, Inc., a Minnesota corporation, on behalf of said corporation.


                                   -----------------------------------
                                   Notary Public





THIS INSTRUMENT WAS DRAFTED BY:
PARSINEN BOWMAN KAPLAN & LEVY P.A.
100 SOUTH FIFTH STREET, SUITE 1100
MINNEAPOLIS, MINNESOTA  55402
(612) 333-2111

                                   EXHIBIT "A"

                                LEGAL DESCRIPTION


PARCEL I:

Part of the Northwest Quarter of Section One, Township 15 North, Range 2 East of the Second Principal Meridian, in Marion County, Indiana, more particularly described as follows:

Commencing at the Northwest corner of said Northwest Quarter Section; thence South 00 degrees 05 minutes 20 seconds East (assumed bearing) along the West line thereof a distance of 719.07 feet; thence North 88 degrees 56 minutes 12 seconds East a distance of 1367.02 feet; thence North 00 degrees 13 minutes 23 seconds West a distance of 25.51 feet; thence North 88 degrees 49 minutes 52 seconds East a distance of 115.65 feet to the point of beginning; thence North 01 degrees 03 minutes 48 seconds West a distance of 390.56 feet to a curve having a radius of 97.50 feet, the radius point of which bears North 88 degrees 56 minutes 12 seconds East; thence Northeasterly along the arc of said curve
118.32 feet to a point which bears North 21 degrees 31 minutes 51 seconds West from said radius point; to a point which bears North 21 degrees 31 minutes 51 seconds West from said radius point; thence North 68 degrees 28 minutes 09 seconds East a distance of 103.84 feet; thence North 00 degrees 57 minutes 20 seconds West a distance of 94.92 feet to the South right of way South 46 degrees 06 minutes 21 seconds East a distance of 32.09 feet to a line which is parallel with the West line of the East Half of the Northwest Quarter and 732.6 feet (11.1 Chains Deed, 732.43 measured East as measured along the North line thereof; thence along said parallel line South 00 degrees 13 minutes 23 seconds East a distance of 588.64 feet; thence South 88 degrees 49 minutes 52 seconds West a distance of 616.78 feet to the point of beginning.


PARCEL II:

Non-exclusive easements for ingress and egress by pedestrian or vehicular, for parking and for utilities for the benefit of Parcel I as created by that certain Reciprocal Easement Agreement dated January 24, 1991 and recorded January 25, 1991 as Instrument #91-7845 by and between Super Valu Stores, Inc. and Tenth and 465 Associates, L.P., over and across the following described real estate:

Part of the Northwest Quarter of Section One, Township 15 North, Range 2 East of the Second Principal Meridian, in Marion County, Indiana, more particularly described as follows:

Commencing at the Northwest corner of said Northwest Quarter Section; thence South 00 degrees 05 minutes 20 seconds East (assumed bearing) along the West line thereof a distance of 719.07 feet; thence North 88 degrees 56 minutes 12 seconds East a distance of 331.29 feet to the point of beginning (said point being on the Easterly right of way line of Beachway Drive, an access roadway established by the State Highway Department of Indiana, per plans for Interstate Project #465-4(16), dated 1959, (the next six described courses being along the said Easterly right of way line); 1) thence North 61 degrees 47 minutes 39 seconds East a distance of 32.34 feet to a curve having a radius of

449.26 feet, the radius point of which bears North 25 degrees 45 minutes 00 seconds West; 2) thence Northeasterly along the arc of said curve a distance of
274.44 feet to a point which bears South 60 degrees 45 minutes 00 seconds East from radius point; 3) thence North 29 degrees 15 minutes 00 seconds East a distance of 100.00 feet to a curve having a radius of 269.26 feet, the radius point of which bears South 60 degrees 45 minutes 00 seconds East; 4) thence Northeasterly along the arc of said curve a distance of 386.69 feet to a point which bears North 00 degrees 45 minutes 00 seconds West from said radius point;
5) thence North 89 degrees 15 minutes 00 seconds East a distance of 145.00 feet to a curve having a radius of 152.00 feet, the radius point of which bears North 00 degrees 45 minutes 00 seconds West; 6) thence Northwesterly along the arc of said curve a distance of 238.76 feet to a point which bears North 89 degrees 15 minutes 00 seconds East from said radius point, said point also being on the South right of way line of West 10th Street (the next four described courses being along said South right of way line); 1) thence North 86 degrees 16 minutes 25 seconds East a distance of 146.95 feet; 2) thence North 75 degrees 49 minutes 56 seconds East a distance of 51.45 feet; 3) thence North 84 degrees 05 minutes 39 seconds East a distance of 57.53 feet; 4) thence North 89 degrees 05 minutes 39 seconds East a distance of 160.32 feet; thence South 00 degrees 57 minutes 20 seconds East a distance of 94.92 feet; thence South 68 degrees 28 minutes 09 seconds West a distance of 103.84 feet to a curve having a radius of 97.50 feet, the radius point of which bears South 21 degrees 31 minutes 51 seconds East; thence Southwesterly along the arc of said curve a distance of 118.32 feet to a point which bears South 88 degrees 56 minutes 12 seconds West from said radius point; thence South 01 degrees 03 minutes 48 seconds East a distance of 390.56 feet; thence South 88 degrees 49 minutes 52 seconds West a distance of 115.65 feet; thence South 00 degrees 13 minutes 23 seconds East a distance of 25.51 feet; thence south 88 degrees 56 minutes 12 seconds West a distance of 1035.73 feet to the point of beginning.

                                   EXHIBIT "B"

                              LIST OF ENCUMBRANCES


                                     (NONE)

                CONSENT OF AMERICAN UNITED LIFE INSURANCE COMPANY          ASGNM

     WHEREAS, American United Life Insurance Company ("AUL") is the mortgagee of record with respect to an Indenture of Mortgage and Security Agreement with Assignment of Rents dated June 1, 1992, and recorded June 26, 1992, as Instrument No. 92-83880 in the office of the Marion County Recorder, Indiana, (the "Mortgage"), which mortgage was executed by Royale Investments, Inc., a Minnesota corporation, as mortgagor; and

     WHEREAS, AUL has further entered into a Subordination, Non-Disturbance and Attornment Agreement dated June 25, 1992, (the "Subordination Agreement"), recorded June 26, 1992, as Instrument No. 92-83882, with Goldmark, Inc., as the tenant, of the property which is the subject of the Mortgage and Subordination Agreement; and

     WHEREAS, AUL is also the assignee pursuant to an Assignment of Rents, Leases and Agreements dated June 1, 1992, and recorded June 26, 1992, as Instrument No. 92-83881 in the office of the Marion County Recorder, wherein Royale Investments, Inc., was the assignor, (hereinafter referred to as the "Assignment").

     NOW, THEREFORE, for $10.00 and other good and valuable consideration, receipt of which is hereby acknowledged, AUL does hereby consent to and approve the assignment of the Lessee's Interest in Lease referenced in the attached Assignment of Lessee's Interest in Lease and Assumption Agreement (the "Assignment of Lease"), pursuant to which Assignment of Lease Goldmark, Inc. assigned all of its right, title and interest to Wigest Corporation, an Indiana corporation, such consent and approval being subject to the terms and conditions of the Assignment of Lease, provided further that Wigest Corporation's interest shall be and remains subject to the terms and conditions of the Mortgage, the Subordination Agreement, and the Assignment of Rents and other related collateral mortgage documents.

     IN WITNESS WHEREOF this consent has been executed this ___ of ___________, 1996.

                                   AMERICAN UNITED LIFE INSURANCE
                                   COMPANY, an Indiana corporation

                                   By:
                                      -------------------------------

                                   Its:
                                       ------------------------------

STATE OF INDIANA              )
                              )ss.
COUNTY OF                     )

     The foregoing instrument was acknowledged before me this ___ day of ___________, 1996, by ______________________ the ______________________ of
American United Life Insurance Company, an Indiana corporation, on behalf of the corporation.


                                   -----------------------------------
                                   Notary Public

                            CONSENT OF SUPERVALU INC.                      ASGNM

     WHEREAS, SUPERVALU INC., a Delaware corporation, ("SUPERVALU") was formerly known as Super Valu Stores, Inc.; and

     WHEREAS, SUPERVALU entered into a certain Companion Lease with Royale Investments, Inc. as lessor and SUPERVALU as lessee, a Memorandum of said Lease being dated June 25, 1992 was recorded June 26, 1992, as Instrument No. 92-83879 in the office of the Marion County Recorder, Indiana, the leased premises referred to in said SUPERVALU lease being the same premises which are the subject of the Lease described in the attached Assignment of Lessee's Interest in Lease and Assumption Agreement and the Indenture of Mortgage and Security Agreement with Assignment of Rents recorded as Instrument No. 92-83880 in favor of American United Life Insurance Company, as mortgagee, recorded in the office of the Marion County Recorder; and

     WHEREAS, SUPERVALU entered into a certain Guaranty Agreement dated June 25, 1992, by and between SUPERVALU and Royale Investments, Inc., wherein SUPERVALU guaranteed certain terms and conditions of the Lease identified in the attached Assignment of Lessee's Interest in Lease and Assumption Agreement.

     NOW, THEREFORE, for $10.00 and other good and valuable consideration, receipt of which is hereby acknowledged, the undersigned SUPERVALU does hereby consent to and approve the Assignment of the Lessee's interest in the Lease referenced in the attached Assignment of Lessee's Interest in Lease and Assumption Agreement (the "Assignment of Lease"), pursuant to which Assignment of Lease Goldmark, Inc. assigned all of its right, title and interest in and to Wigest Corporation, an Indiana corporation, such consent and approval are subject to the terms and conditions of the Assignment of Lease. All terms and conditions of said SUPERVALU Guaranty Agreement dated June 25, 1992, remain in full force and effect undisturbed by said Assignment of Lease, including the June 25, 2002 expiration date of said Guaranty Agreement.

     IN WITNESS WHEREOF this consent has been executed this ___ of ___________, 1996.

                                   SUPERVALU INC., a Delaware corporation

                                   By:
                                      -----------------------------------
                                   Its:
                                       ----------------------------------

STATE OF MINNESOTA            )
                              )ss.
COUNTY OF HENNEPIN            )

     The foregoing instrument was acknowledged before me this ___ day of ___________, 1996, by _______________________ the ________________________ of
SUPERVALU INC., a Delaware corporation, on behalf of the corporation.


                                        ------------------------------
                                        Notary Public